UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________________________
FORM 8-K
__________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2025
__________________________________________________________
HEALTH CATALYST, INC.
(Exact name of registrant as specified in its charter)
________________________________________________________________

Delaware	001-38993	45-3337483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10897 South River Front Parkway #300
South Jordan, UT 84095
(Address of principal executive offices, including zip code)

(801) 708-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
______________________________________________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	HCAT	The Nasdaq Global Select Market
________________________________________________________
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 26, 2025, Health Catalyst, Inc. (the Company) issued a press release relating to its financial results for the quarter and year ended December 31, 2024. A copy of the press release and the summary of the Company's 2024 Financial Highlights, 2025 Guidance & Key Themes are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and each are incorporated herein by reference.

The foregoing information (including the exhibits set forth in Item 9.01 hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the Securities Act), except as expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2025, Anita Pramoda informed the Board of her resignation from the Board, and on February 20, 2025, the Board accepted her resignation, including her resignation from the compensation committee and transactions committee of the Board, effective March 1, 2025. Additionally, in recognition of her years of extraordinary service, the Board approved accelerating the vesting of 20,807 RSUs held by Ms. Pramoda that would have otherwise vested in June 2025. Ms. Pramoda’s resignation is not the result of any disagreement or conflict with the Company.

Forward-Looking Statements

This Current Report on Form 8-K, including the press release, the summary of the Company's 2024 Financial Highlights, 2025 Guidance & Key Themes, and the summary of the Company’s Updated Growth and Financial Targets furnished herewith as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning or relating to the Company’s expectations regarding its operating performance, including its Platform Client bookings and Dollar-based Retention Rate (Tech + TEMS), and its financial performance, including revenue growth, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA for the technology business unit, and the 'Rule of 30' profile for the Company's technology business unit. Any forward-looking statements contained in this Current Report on Form 8-K, including the press release and the Company's 2024 Financial Highlights, 2025 Guidance & Key Themes furnished herewith, are based upon the Company’s historical performance and its current plans, estimates, and expectations, and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent the Company’s expectations as of the date of this Current Report on Form 8-K, and involve risks, uncertainties, and assumptions. The actual results may differ materially from those anticipated in the forward-looking statements as a result of numerous factors, many of which are beyond the control of the Company, including changes to the Company’s financial performance, including expectations regarding its results of operations, unexpected or otherwise unplanned events, and the risks and uncertainties disclosed in the Company’s reports filed from time to time with the Securities and Exchange Commission, including its most recent Form 10-K and any subsequent filings on Forms 10-Q or 8-K, available at www.sec.gov. Except as required by law, the Company does not intend to update any forward-looking statement contained in this Current Report on Form 8-K to reflect events or circumstances arising after the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1*	Health Catalyst, Inc. press release for quarterly and annual financial results, dated February 26, 2025

99.2*	Summary of Health Catalyst 2024 Financial Highlights, 2025 Guidance & Key Themes

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

* Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CATALYST, INC.

Date: February 26, 2025	By:	/s/ Jason Alger
Jason Alger

Chief Financial Officer